Exhibit 99.24

LIQUIDITY NOTE AGREEMENT

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-3
as Issuer

and

UBS AG, Stamford branch
as Initial Holder

Dated as of September 28, 2006

TABLE OF CONTENTS

ARTICLE I Definitions; Rights of Holder
Section 1.1	Definitions
Section 1.2	Incorporation by Reference
Section 1.3	Voting and Consent Rights

ARTICLE II Funding by Holder of Liquidity Note
Section 2.1	General Funding Obligation
Section 2.2	Draw Mechanics
Section 2.3	Repayment of Funded Draws
Section 2.4	Assignment; Third Party Beneficiaries
Section 2.5	Ratings Downgrade

ARTICLE III Liquidity Note
Section 3.1	Issuance of Liquidity Note
Section 3.2	Terms.
Section 3.3	Transfer
Section 3.4	No Set-Off

ARTICLE IV Miscellaneous Provisions
Section 4.1	Fees and Expenses
Section 4.2	Assignment by Issuer
Section 4.3	Amendments to Agreement
Section 4.4	Notices
Section 4.5	Taxes
Section 4.6	Holder’s Nonpetition Covenant
Section 4.7	No Proceedings
Section 4.8	Severability
Section 4.9	Termination
Section 4.10	Separate Counterparts
Section 4.11	Headings
Section 4.12	Limitation on Liability
Section 4.13	GOVERNING LAW

LIQUIDITY NOTE AGREEMENT (this “Agreement”), dated as of September ___, 2006, by and between THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-3, a Delaware statutory trust, as issuer (the “Issuer”) of the liquidity note (the “Liquidity Note”) issued hereunder, and UBS AG, Stamford branch, incorporated and domiciled in Switzerland and operating under Swiss Company Law and Swiss Federal Banking Law as an Aktiengesellschaft, acting through UBS AG, Stamford branch (“UBS AG”), as the initial holder of the Liquidity Note.

W I T N E S S E T H:

WHEREAS, the Issuer is issuing Class A-1 Notes (the “Class A-1 Notes”), Class A-2 Notes (the “Class A-2 Notes”), Class A-3 Notes (the “Class A-3 Notes”), Class A-4 Notes (the “Class A-4 Notes”), Class A-5 Notes (the “Class A-5 Notes”), Class A-IO Notes (the “Class A-IO Notes”, and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes, the “Class A Notes”), Class B Notes (the “Class B Notes”); Class C Notes (the “Class C Notes”) and Class D Notes (the “Class D Notes” and together with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”) pursuant to the Indenture dated as of September 1, 2006 (as amended and supplemented from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”);

WHEREAS, the Issuer desires to enter into a credit and liquidity enhancement arrangement that will provide reserves for the coverage of certain required payments on, expenses related to and interest on the Notes in the event that Available Funds and any amounts on deposit in the Reserve Account that are available to be paid in respect thereof to Noteholders and holders of rights to payment senior to or pari passu with those held by the Noteholders (“Senior Payees”) on any Distribution Date are insufficient to fund such payments;

WHEREAS, UBS AG is willing to provide such credit and liquidity enhancement on the terms described herein against delivery to it of the Liquidity Note evidencing the obligation of the Issuer to repay amounts so funded on the terms set forth herein and in the Liquidity Note;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Definitions; Rights of Holder

Section 1.1  Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Indenture.

Section 1.2  Incorporation by Reference. All of the provisions of the Indenture are hereby incorporated herein by reference as if fully set forth herein. It is the intention of all parties to this Agreement that the holder of the Liquidity Note (the “Holder”) shall avail itself of and shall receive the benefit of all of the covenants and the representations and warranties made by the Issuer in Article III of the Indenture, to the extent applicable, and that the Holder is entitled to exercise the same rights and remedies correlative therewith with respect to the Issuer as specified in Article V of the Indenture. Additionally, all such cure periods and remedial rights of the Issuer under the Indenture shall be applicable hereto as well. The parties hereto intend further that the Holder receive the benefit of any additional representations and warranties, covenants or conditions precedent contained in the Indenture, even if not specified by section or article in this paragraph or in this Agreement. In the event of a conflict between this Agreement and the Indenture, this Agreement shall control. Moreover, the duties of the Indenture Trustee with respect to the Notes under Article VI of the Indenture shall be applicable to the Liquidity Note issued hereunder. The Holder shall be included as addressee on any Opinions of Counsel or Officer’s Certificates issued pursuant to Sections 8.05, 9.01, 11.01 and 11.02 of the Indenture and shall be permitted to request compliance certificates in the manner set forth in Sections 11.01 and 11.02 of the Indenture that relate in any way to the matters covered in this Agreement in the reasonable sole discretion of the Holder. This Agreement is a Basic Document as defined in the Indenture.

Section 1.3  Voting and Consent Rights.If and for so long as there shall be any Drawn Amount (defined below) outstanding under the Liquidity Note, such amounts shall constitute Outstanding Amounts under the Indenture as if the Holder were an Interested Noteholder, and the Holder shall be entitled to vote and consent in all instances under the Indenture in which the Interested Noteholders are entitled to so vote or consent, as the case may be, including rights to consent to amendments or supplements to the Indenture, and rights to consent to the provision of instructions to the Indenture Trustee upon the occurrence of an Event of Default. The Holder’s voting and consent rights described herein shall be in direct proportion to the ratio of the amount of such outstanding Drawn Amount to the Outstanding Amount of any applicable Classes of Notes outstanding under the Indenture. If and for so long as a Liquidity Facility Guarantor shall become responsible for the obligations of the Holder hereunder pursuant to Section 2.5, such Liquidity Facility Guarantor shall thereupon accede to all of the rights and remedies of the Liquidity Provider under the Indenture and, to the extent applicable, the other Basic Documents, as well as to the obligations of the Holder hereunder and the Liquidity Provider thereunder, and if and for so long as there shall be any outstanding amount owing hereunder to the Liquidity Facility Guarantor, such amounts shall constitute Outstanding Amounts under the Indenture as if the Liquidity Facility Guarantor were an Interested Noteholder, and the Liquidity Facility Guarantor shall be entitled to vote and consent in all instances under the Indenture in which the Interested Noteholders are entitled to so vote or consent, as the case may be, including rights to consent to amendments or supplements to the Indenture, and rights to consent to the provision of instructions to the Indenture Trustee upon the occurrence of an Event of Default. The Liquidity Facility Guarantor’s voting and consent rights described herein shall be in direct proportion to the ratio of the amount of such outstanding amounts paid by the Liquidity Facility Guarantor of any applicable Classes of Notes outstanding under the Indenture.

ARTICLE II

Funding by Holder of Liquidity Note

Section 2.1  General Funding Obligation. Pursuant to Sections 8.08 and 8.09 of the Indenture, on each Determination Date, the Administrator shall calculate the amount, if any, by which the amounts to be distributed in respect of interest on the Notes and payments of higher or equal priority thereto or therewith, as the case may be, pursuant to Sections 8.02(d) and 5.04, to the extent applicable, of the Indenture exceed the amount of Available Funds that will be available to make such payments (such event a “Shortfall Draw Event”) and will determine whether amounts on deposit in the Reserve Account, if any, that are available therefor will be sufficient to fund such payments on the related Distribution Date. If, in accordance with the Indenture, Administrator notifies the Indenture Trustee that it has determined that Available Funds (other than amounts described in the second proviso in the definition of “Available Funds” in the Indenture) and amounts on deposit in the Reserve Account that will be available to make such payments will be insufficient therefor, then the Indenture Trustee on behalf of the Issuer will have the right to request that the Holder fund such shortfall pursuant to a Shortfall Draw Event (a “Draw Request”); provided, that the Holder will not be obligated to fund any such shortfall to the extent that the aggregate of the funded amounts hereunder (each a “Draw”) not previously repaid or the aggregate of such Draws together with any amounts that would be funded pursuant to the funding of such pending Draw Request exceeds or would exceed the Maximum Liquidity Note Amount (defined below) at such time (the parties hereto agreeing that interest and fees accrued on the Liquidity Note as described herein will be considered an amount funded by the Holder for purposes of such calculation). The Holder is not obligated to fund any Draw so long as any Event of Default, other than any Event of Default specified in Section 5.01(iii) of the Indenture, has occurred and continues. “Maximum Liquidity Note Amount” means, at any time, the lesser of (a) $118,000,000 or (b) the Required Reserve Amount on the related Distribution Date as listed on Schedule 1 attached hereto less the amount of cash in the Reserve Account immediately prior to the date on which such determination is being made; provided, that the Maximum Liquidity Note Amount shall never be greater on any such Distribution Date than the Maximum Liquidity Note Amount on any preceding Distribution Date. If the aggregate amount of funds on deposit in the Reserve Account and the Maximum Liquidity Note Amount on any Distribution Date, beginning with the March 2007 Distribution Date, exceeds the Required Reserve Amount for such Distribution Date, then the Maximum Liquidity Note Amount shall be reduced by such excess, until the Maximum Liquidity Note Amount equals zero. The “Undrawn Amount” of the Liquidity Note at any time is an amount equal to the Maximum Liquidity Note Amount less an amount equal to the aggregate of all amounts funded pursuant to any previous Draw Requests (as defined in Section 2.2) that have not yet been repaid pursuant to Section 2.4 (the parties hereto agreeing that interest and fees accrued on the Liquidity Note as described herein will be considered an amount funded by the Holder for purposes of such calculation, and any amount paid by the Issuer in respect of such accrued interest and fees will be considered to increase the Undrawn Amount). The “Drawn Amount” of the Liquidity Note is an amount equal to the aggregate of all amounts funded pursuant to any previous Draw Requests that have not yet been repaid by the Issuer (it being understood that interest and fees accrued on the Liquidity Note will be considered an amount funded by the Holder for the purposes of such calculation).

Section 2.2  Draw Mechanics. (a)Not fewer than three (3) Business Days prior to the relevant Distribution Date (on the relevant Determination Date), in the case of a Draw described in Section 2.1, the Issuer, by action of the Indenture Trustee (following the assignment of this Agreement to the Indenture Trustee pursuant to Section 2.4 and until the Indenture terminates in accordance with its provisions), may deliver a written request (each such request, a “Draw Request”) for funds in the amount of the shortfall described in Section 2.1. Any such Draw Request shall be delivered in .pdf format by electronic mail to the following address: , Attention: Anthony Castro, Subject: National Collegiate Student Loan Trust 2006-3 Liquidity Note Draw Request, or to such alternative address as designated in writing to the Issuer and the Indenture Trustee by any Holder. Not later than 2:00 p.m. on the Business Day following delivery of any Draw Request, the Holder will fund the indicated draw by wire transfer of immediately available funds to the Collection Account.

(b) The Holder shall have no further obligation to fund draws on the Liquidity Note pursuant to Section 2.1 of this Agreement or the Indenture after the Notes have been paid in full or redeemed pursuant to the Indenture.

Section 2.3  Repayment of Funded Draws. (a) Subject to the following provisions of this Section 2.3(a), the Issuer is obligated to repay all funded Draws together with interest accrued on the daily outstanding balance of the aggregate of all funded Draws from the date made until the date all funded Draws are repaid at the rate of one-month LIBOR plus 0.20%. The parties hereto (and the assignees and third-party beneficiaries hereof, by accepting the assignment of this Agreement as contemplated in Section 2.4 hereof) agree that Draws will be repaid in part or in whole on any and each succeeding Distribution Date, to the extent amounts are available therefor, in accordance with the provisions of Section 8.02(d) or 5.04 of the Indenture, and interest accrued on the daily outstanding amount of all funded Draws, and all accrued fees due the Holder will be payable on and after the Distribution Date on which all funded Draws are repaid and to the extent amounts are available therefor in accordance with the provisions of Section 8.02(d) or 5.04 of the Indenture. Notwithstanding any other provision of this Agreement, interest on the Liquidity Note and all accrued fees due the Holder shall be paid monthly, in arrears. Payments to the Holder in respect of funded Draws or accrued interest and fees will be made by wire transfer of immediately available funds to the following account, or such other account designated by the Holder in writing:

UBS Stamford Branch
ABA #:  026007993
Account #:  101WA858564001
Attn:  Anthony Castro
Ref: National Collegiate Student Loans Trust 2006-3

(b) Any funded Draws or the amounts of the Maximum Liquidity Note Amount funded pursuant to this Section 2.3, will be deposited into the Reserve Account and will be applied, as necessary, to fund any shortfall which has occurred pursuant to a Shortfall Draw Event. Funds deposited into the Reserve Account pursuant to this Section 2.3 shall be invested by the Indenture Trustee, pursuant to written instructions by the Issuer, in accordance with the Indenture, in Eligible Investments. In the event of a funded Draw in the amount of the Maximum Liquidity Note Amount, pursuant to this Section 2.3, the Holder or any other Person shall have no further obligation to fund any Draw Requests made hereunder.

Section 2.4  Assignment; Third Party Beneficiaries. The parties hereto acknowledge and agree that:

(a)  The right to receive amounts funded by the Holder under the Liquidity Note and all other rights of the Issuer under this Agreement will be assigned by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and Senior Payees, and that the Indenture Trustee, on behalf of the Noteholders and Senior Payees, and such Noteholders and Senior Payees, are intended to be third-party beneficiaries of this Agreement from and after such assignment and until the Indenture is terminated in accordance with its terms. In addition, the Holder expressly acknowledges that, pursuant to the Indenture, the Indenture Trustee will exercise its right to request funds hereunder in every circumstance when such request may be made in accordance with the terms of this Agreement.

(b)  The obligation of UBS AG, as holder of the Liquidity Note under this Agreement, to fund Draws as and when requested by the Issuer or Indenture Trustee may be assigned at any time by UBS AG to a Permitted Assignee, which shall include any Liquidity Facility Guarantor appointed and succeeding to the obligations and rights and remedies of the Holder hereunder, and such Permitted Assignee is intended to be a third-party beneficiary of this Agreement from and after such assignment and until all amounts due under the Liquidity Note have been paid in full and this Agreement and the Indenture are terminated in accordance with their terms. “Permitted Assignee” means an Affiliate of UBS AG, so long as such Affiliate has at the time of assignment: a short-term unsecured debt rating of F1+ by Fitch, P-1 by Moody’s and A-1+ by S&P (or in either case, such lower ratings as may be permitted by Fitch, Moody’s and S&P, respectively). The Holder shall promptly notify the Issuer, Indenture Trustee and the Rating Agencies of any assignment of its obligations hereunder to any Permitted Assignee.

(c)  Nothing in this Agreement or in the Liquidity Note, whether express or implied, shall be construed to give to any Person other than the Holder and the Issuer any legal or equitable right, remedy or claim under or in respect of this Agreement or the Liquidity Note, or any covenants, conditions or provisions contained herein or therein.

(d)  All references herein to “Holder” shall refer to the initial Holder and any Permitted Assignee who becomes a holder of the Liquidity Note pursuant to the terms hereof, and all such references to “Holder” shall apply equally and with identical force and effect to any such Permitted Assignee which becomes a holder of the Liquidity Note as to the initial Holder.

Section 2.5  Ratings Downgrade; Failure to Fund Requested Draw. (a) If the short-term unsecured debt rating of any Holder falls below F1+ by Fitch, A-1+ by S&P or P-1 by Moody’s (a “Ratings Downgrade”), then, within 10 days thereafter, the Administrator shall be required to cause the Issuer to, subject to a Rating Agency Condition, cause such Holder to enter into a guaranty agreement (that may be in the form of a financial guaranty insurance policy) (a “Guaranty Agreement”) with a financial institution carrying a long-term unsecured debt rating of AAA by S&P, Aaa by Moody’s and AAA by Fitch (a “Liquidity Facility Guarantor”) for the funding by such Liquidity Facility Guarantor of all subsequent Draw Requests hereunder in the event such Holder fails to fund any Draw Request hereunder. In the event such Holder fails to fund any Draw Request hereunder, such Liquidity Facility Guarantor shall, after notice from the Holder thereof, and pursuant to the terms hereof and of such Guaranty Agreement, fund such Draw Request and all subsequent Draw Requests hereunder. If such Liquidity Facility Guarantor fails to perform in accordance with its obligations under such Guaranty Agreement, including the failure to timely fund any Draw Request it is required to fund pursuant to this Section 2.5(a), or if the long-term unsecured debt rating of any such Liquidity Facility Guarantor engaged pursuant to this Section 2.5(a) shall fall below AAA by S&P, Aaa by Moody’s or AAA by Fitch, with prompt written notice thereof to the Rating Agencies, the Administrator shall be required to cause the Issuer, within 10 days thereof, to: (i) subject to satisfaction of the Rating Agency Condition, replace such Liquidity Facility Guarantor with another Liquidity Facility Guarantor meeting the requirements set forth in this Section 2.5(a), (ii) replace the Holder with a similar liquidity provider whose short-term unsecured debt ratings are F1+ by Fitch, A-1+ by S&P and P-1 by Moody’s, with written notice to the Rating Agencies thereof, or (iii) if no substitute liquidity provider can be obtained on terms substantially similar to those contained herein, demand payment, in accordance with Section 2.2(a), of the entire undrawn amount of the Maximum Liquidity Note Amount available.

(b) In the event of a Ratings Downgrade, subject to the provisions of this Section 2.5(b), the Issuer shall be obligated to, and the Administrator shall cause the Issuer to, from the funds allocated to payments to the Liquidity Provider under the Indenture, pay directly to any such Liquidity Facility Guarantor its expenses and commitment fees on the Undrawn Amount and repay directly to any such Liquidity Facility Guarantor any amount paid by it hereunder together with all drawn fees accrued on the daily outstanding balance of the aggregate of all amounts paid by it from the date made until the date all such amounts are repaid at the rate of one-month LIBOR plus 0.20%. The parties hereto (and the assignees and third-party beneficiaries hereof, by accepting the assignment of this Agreement as contemplated in Section 2.4 hereof) agree that the amounts paid by any such Liquidity Facility Guarantor will be repaid in part or in whole on any and each succeeding Distribution Date, to the extent amounts are available therefor, in accordance with the provisions of Section 8.02(d) or 5.04 of the Indenture, and drawn fees accrued on the daily outstanding amounts paid, and all accrued fees due any such Liquidity Facility Guarantor will be payable on and after the Distribution Date on which all amounts are repaid and to the extent amounts are available therefor in accordance with the provisions of Section 8.02(d) or 5.04 of the Indenture. Notwithstanding any other provision of this Agreement, drawn fees on the amounts paid by any such Liquidity Facility Guarantor and all accrued fees due and owing to such Liquidity Facility Guarantor shall be paid monthly, in arrears. The parties agree that (i) the payments of commitment fees and expenses to any such Liquidity Facility Guarantor shall be made prior to any payment of fees and expenses due and owing the Holder; (ii) the payments of drawn fees to any such Liquidity Facility Guarantor shall be made prior to any payment of interest on the Liquidity Note due to the Holder; and (iii) the repayments of amounts paid by the Liquidity Facility Guarantor shall be made prior to any payment of principal of the Liquidity Note. Payments to any such Liquidity Facility Guarantor will be made by wire transfer of immediately available funds to the account designated by such Liquidity Facility Guarantor in writing.

(c) If, in the absence of a Ratings Downgrade, the Holder shall fail to fund any amount properly drawn hereunder, subject to applicable grace periods, after the expiration of 10 days after such applicable grace period, the Administrator shall, with written notice to the Rating Agencies thereof, be required to cause the Issuer to: (i) replace the Holder with a similar provider whose short-term unsecured debt ratings are F1+ by Fitch, A-1+ by S&P and P-1 by Moody’s, or (ii) if no substitute liquidity provider can be obtained on terms substantially similar to those contained herein, demand payment of the entire undrawn amount of the Maximum Liquidity Note Amount available on the related Distribution Date.

(d) Notwithstanding anything in this Agreement to the contrary, the substitution of any Liquidity Facility Guarantor for the Holder hereunder, or of any Liquidity Facility Guarantor for any other Liquidity Facility Guarantor, shall satisfy the Rating Agency Condition or such substitution shall be void and of no force and effect hereunder.

ARTICLE III

Liquidity Note

Section 3.1  Issuance of Liquidity Note. On the date hereof, the Issuer will execute and deliver to the Holder, and the Owner Trustee will authenticate, a physical certificate evidencing the Liquidity Note, substantially in the form of Exhibit A hereto. Each Liquidity Note issued hereunder will evidence the repayment obligations of the Issuer set forth in Section 2.3 hereof and the funding obligations of the Holder thereof set forth in Section 2.1 hereof, and will be dated the date of its issuance.

Section 3.2  Terms.

(a)  Upon issuance, the initial Undrawn Amount of the Liquidity Note shall be $118,000,000. The Undrawn Amount will be reduced by the amount of each Draw funded by the Holder and increased by amounts repaid to the Holder pursuant to Section 2.3 up to a maximum of the Maximum Liquidity Note Amount, including monthly interest and fees to be paid by the Issuer on the Liquidity Note.

(b)  As noted above in section 2.1, if the aggregate amount of funds on deposit in the Reserve Account and the Maximum Liquidity Note Amount on any Distribution Date, beginning with the March 2007 Distribution Date, exceeds the Required Reserve Amount for such Distribution Date, then the Maximum Liquidity Note Amount shall be reduced by such excess, until the Maximum Liquidity Note Amount equals zero. Interest will accrue on the average daily outstanding Drawn Amount from and including the date of any Draw to but excluding the date on which the Drawn Amount is reduced to zero.

(c)  The Liquidity Note shall be secured by the Trust Estate.

(d)  The final maturity date of the Liquidity Note shall be the January 2015 Distribution Date. Notwithstanding the foregoing, the Holder and any subsequent Holders shall not be entitled to enforce or attempt to enforce the reimbursement provisions of this Agreement with respect to payments required to be made on the Liquidity Note until the September 2019 Distribution Date.

Section 3.3  Transfer. Except as provided in Section 2.4(b) hereof, prior to the termination of the Indenture, the Holder may not transfer, assign or convey the Liquidity Note or this Agreement unless: (i) the purported transferee, assignee or recipient of such conveyance has executed a written agreement to be bound by all of the terms and provisions of this Agreement; (ii) such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Senior Payee; (iii) the Rating Agency Condition has been satisfied; and (iv) the purported transferee, assignee or recipient of such conveyance is a “domestic corporation” within the meaning of Section 7701(a)(30)(C) of the Code that has not made the election under Section 1362(a)(1) of the Code to be treated as an S corporation; provided, however, that an assignment to a Permitted Assignee need not comply with the conditions set forth in clauses (ii) and (iii) above. The Liquidity Note may not be transferred, assigned or conveyed in part; any transfer, conveyance or assignment must be a transfer, conveyance or assignment of 100% of the Liquidity Note. The Issuer will maintain a register in which it will record the name and contact information for each Holder. No transfer, assignment or conveyance of the Liquidity Note will be effective prior to notice to the Issuer and the Indenture Trustee and recordation by the Issuer thereof in such register.

No transfer of the Liquidity Note shall be effective unless the Indenture Trustee has received a certification from the transferee to the effect that such transferee is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not such employee benefit plan is subject to the provisions of Title I of ERISA (including, without limitation, government and foreign plans), (b) a “plan” described in Section 4975(e)(1) of the Code, or (c) any entity whose underlying assets include “plan assets” by reason of any such employee benefit plan’s or other plan’s investment in such entity (including, without limitation, group trusts, bank collective investment trusts, insurance company separate accounts and certain insurance company general accounts) (each, a “Benefit Plan Investor”).

Section 3.4  No Set-Off. Without affecting the provisions of this Agreement requiring the calculation of payment amounts, all payments under this Agreement will be made without set-off or counterclaim, and the parties hereto waive any right of set-off or counterclaim that any such party may have at law or equity.

ARTICLE IV

Miscellaneous Provisions

Section 4.1  Fees and Expenses. Fees and expenses due the initial Holder hereunder are set forth in that certain Liquidity Note Fee Letter, dated as of the date hereof, by and between the initial Holder and the Issuer.

Section 4.2  Assignment by Issuer. The Holder hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and Senior Payees of all right, title and interest of the Issuer and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Indenture Trustee.

Section 4.3  Amendments to Agreement. (a) Any term or provision of this Agreement may be amended by the Issuer and the Holder with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder or Senior Payee, or the Owner Trustee; provided, that such amendment shall not, as evidenced by an Officer’s Certificate of the Depositor and a legal opinion provided by nationally recognized counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Noteholders or Senior Payees, the Indenture Trustee or the Owner Trustee; provided, further, that any amendment entered into pursuant to this Section 4.3(a) shall not materially change the permitted activities of the Issuer and the Holder.

(b)  Any term or provision of this Agreement may be amended by the Issuer and the Holder with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder or Senior Payee, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Issuer, the Holder or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, provided that such amendment does not, as evidenced by an Officer’s Certificate of the Depositor delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of Noteholders or Senior Payees; provided, further that the Rating Agency Condition shall have been satisfied; and provided, further that any amendment entered into pursuant to this Section 4.3(b) shall not significantly change the permitted activities of the Issuer and the Holder.

(c)  This Agreement may also be amended from time to time by the Issuer and the Holder with prior notice to each Rating Agency and with the consent of the holders of a majority of the Outstanding Amount of the Class A Notes for the purpose of adding any provisions to or changing in any manner, or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders and/or Senior Payees. Consent of the Noteholders and/or Senior Payees will not be necessary to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and/or Senior Payees provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and/or Senior Payees will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement.

(d)  Prior to the execution of any amendment to this Agreement, the Issuer or the Holder shall provide written notification of the substance of such amendment to each Rating Agency and the Liquidity Facility Guarantor; and promptly after the execution of any such amendment or consent, the Issuer or the Holder shall furnish a copy of such amendment or consent to each Rating Agency, the Liquidity Facility Guarantor and the Indenture Trustee.

(e)  Prior to the execution of any amendment to this Agreement, the Holder shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Holder may, but shall not be obligated to, enter into any such amendment which adversely affects the Holder’s own rights, duties or immunities under this Agreement. Furthermore, notwithstanding anything to the contrary herein, this Agreement may not be amended in any way that would adversely affect the Holder’s rights, privileges, indemnities, duties or obligations under this Agreement or otherwise without the prior written consent of the Holder. The consent of the Indenture Trustee shall be required if such amendment shall adversely affects the rights of the Indenture Trustee.

Section 4.4  Notices. All demands, notices, communications and instructions upon or to the Issuer, the initial Holder, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt if addressed in each case as specified in Section 11.04 of the Indenture; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties, provided, that any such demands, notices, communications and instructions relating to the initial Holder shall be delivered, in addition to any party specified above, in the manner specified above, to:

Henry Friedrich
Executive Director
UBS AG, Stamford Branch
80 Washington Blvd
Stamford, CT 06901

with a copy to:

Prakash Wadhwani
Director
Asset Backed Finance
UBS Securities LLC
1285 Avenue of the Americas, 11th Floor
New York, New York 10019
Phone: (212) 713-3983
Fax: (212) 713-7999
E-mail: prakash.wadhwani@ubs.com

Section 4.5  Taxes. (a) Article 2.13 of the Indenture is hereby incorporated by reference and, pursuant thereto and hereto, all obligations of the Issuer hereunder shall be treated for tax purposes as indebtedness of the Issuer.

(b)  To the best of the Issuer’s knowledge, upon the issuance of the Liquidity Note on the Closing Date, no withholding or similar taxes will be due and owing with respect to amounts paid to the Holder hereunder. Any and all payments by or on account of any obligation of the Issuer hereunder shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided, that if the Issuer shall be required by applicable requirements of law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Holder receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Issuer shall make such deductions and (iii) the Issuer shall timely pay the full amount deducted to the relevant governmental authority in accordance with applicable requirements of law. For purposes of this section. “Indemnified Taxes” shall mean any taxes other than: taxes imposed on or measured by its overall net income (however denominated), franchise taxes imposed on it (in lieu of net income taxes) and branch profits taxes imposed on it, by a jurisdiction (or any political subdivision thereof) as a result of the recipient being organized or having its principal office or, in the case of any Holder, its applicable lending office, in such jurisdiction; and “Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

(c)  Without limiting the provisions of paragraph (b) above, the Issuer shall timely pay any Other Taxes to the relevant governmental authority in accordance with applicable requirements of law.

(d)  The Issuer shall indemnify the Holder within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Holder and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Issuer by the Holder shall be conclusive absent manifest error.

(e)  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Issuer to a governmental authority, the Issuer shall deliver to the Holder the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Holder.

(f)  All such distributions for indemnified amounts hereunder shall be in accordance with the priorities set forth in Sections 8.02(d) and 5.04 of the Indenture, as applicable.

Section 4.6  Holder’s Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Holder will not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or Government Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of either of them, or ordering the winding up or liquidation of the affairs of the Issuer.

Section 4.7  No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Holder’s knowledge, threatened, against or affecting the Holder: (i) asserting the invalidity of this Agreement or the Liquidity Note, (ii) seeking to prevent the issuance of the Liquidity Note or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Holder of its obligations under, or the validity or enforceability of, this Agreement, or (iv) relating to the Holder and which might adversely affect the federal income tax attributes of the Issuer or the Liquidity Note.

Section 4.8  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.9  Termination. This Agreement shall terminate after the maximum Liquidity Note Amount has been reduced to zero and when all obligations outstanding under the Liquidity Note and this Agreement have been satisfied in full. Any indemnity and other applicable provisions, however, shall survive such satisfaction of the Liquidity Note obligations, to the extent applicable.

Section 4.10  Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.11  Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 4.12  Limitation on Liability. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity, but solely in its capacity as Owner Trustee on behalf of the Issuer. In no event shall Wilmington Trust Company in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered by the Holder, or prepared by the Holder for delivery by the Owner Trustee on behalf of the Issuer, pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 4.13  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the Issuer and the initial Holder have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

UBS AG, Stamford branch, as Holder

By:	/s/ Per Dyrvik
Name: Per Dyrvik Title: FCD, Managing Director

By:	/s/ Henry Friedrich
Name: Henry Friedrich Title: FCD, Executive Director

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-3, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:	/s/ Patricia A. Evans
Name: Patricia A. Evans Title: Vice President

US BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Karen R. Beard
Name: Karen R. Beard Title: Vice President

EXHIBIT A

FORM OF LIQUIDITY NOTE

THIS LIQUIDITY NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS PROVIDED BY THE 1933 ACT AND SUCH STATE OR FOREIGN SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS LIQUIDITY NOTE SHALL BE MADE EXCEPT IN COMPLIANCE WITH SECTION 3.3 OF THE LIQUIDITY NOTE AGREEMENT AND EITHER (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS.

THE PRINCIPAL OF THIS LIQUIDITY NOTE IS PAYABLE SOLELY FROM FUNDS AVAILABLE THEREFOR PURSUANT TO SECTIONS 8.02(d) AND 5.04 OF THE INDENTURE REFERRED TO HEREIN. THE HOLDER HEREOF IS REQUIRED TO FUND CERTAIN DRAWS REQUESTED BY THE ISSUER HEREOF (OR BY CERTAIN OTHER PERSONS REFERRED TO HEREIN) UP TO A MAXIMUM PRINCIPAL AMOUNT OUTSTANDING AT ANY TIME OF THE MAXIMUM LIQUIDITY NOTE AMOUNT AT SUCH TIME. THE OUTSTANDING PRINCIPAL AMOUNT OF THIS LIQUIDITY NOTE AT ANY TIME MAY BE LESS THAN SUCH MAXIMUM AMOUNT. THE OUTSTANDING PRINCIPAL AMOUNT OF THIS LIQUIDITY NOTE AT ANY TIME MAY NOT EXCEED $118,000,000. REPAYMENT OF THE OUTSTANDING PRINCIPAL AMOUNT OF THIS LIQUIDITY NOTE, AND OF INTEREST ACCRUED HEREON AND FEES RELATED HERETO, IS SUBJECT TO THE AVAILABILITY OF FUNDS FOR SUCH PURPOSE AS SET FORTH IN SECTIONS 8.02(d) AND 5.04 OF THE INDENTURE REFERRED TO HEREIN.

THIS LIQUIDITY NOTE IS NOT AN OBLIGATION OF, AND WILL NOT BE INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY, UBS AG, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.

THIS LIQUIDITY NOTE, OR A BENEFICIAL INTEREST HEREIN, MAY NOT BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED (I) (A) A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, WHETHER OR NOT SUCH EMPLOYEE BENEFIT PLAN IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA (INCLUDING, WITHOUT LIMITATION, GOVERNMENT AND FOREIGN PLANS), (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY (INCLUDING, WITHOUT LIMITATION, GROUP TRUSTS, BANK COLLECTIVE INVESTMENT TRUSTS, INSURANCE COMPANY SEPARATE ACCOUNTS AND CERTAIN INSURANCE COMPANY GENERAL ACCOUNTS) (EACH, A “BENEFIT PLAN INVESTOR”), AND (II) A CERTIFICATE TO THE EFFECT THAT IF THE TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A “FLOW-THROUGH ENTITY”), ANY LIQUIDITY NOTES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH LIQUIDITY NOTES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY.

IN ADDITION, NO RESALE OR OTHER TRANSFER OF THIS LIQUIDITY NOTE OR ANY INTEREST THEREIN SHALL BE PERMITTED UNLESS IMMEDIATELY AFTER GIVING EFFECT TO SUCH RESALE OR OTHER TRANSFER, THERE WOULD BE FEWER THAN 100 LIQUIDITY NOTEHOLDERS.

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-3
LIQUIDITY NOTE

Representing a Maximum Amount of
Funded Draws outstanding at any
time not to exceed $118,000,000

This certifies that UBS AG (the “Holder”) is the registered owner of this Liquidity Note representing the right to receive the payment of certain Draws funded as described in the Liquidity Note Agreement (the “Liquidity Note Agreement”) dated as of September ____, 2006, between The National Collegiate Student Loan Trust 2006-3, as issuer (the “Issuer”), and UBS AG, Stamford branch, as initial Holder hereof. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Liquidity Note Agreement.

This Liquidity Note represents a 100% undivided interest in the right of the Holder to receive repayment in full of the aggregate amount of funded Draws and interest accrued thereon as and to the extent such amounts are payable in accordance with the Liquidity Note Agreement. All of the provisions of the Liquidity Note Agreement and the Indenture are incorporated herein by reference and comprise integral parts of this Liquidity Note. The following summary of certain provisions thereof is not and does not purport to be complete. By its acceptance hereof, the Holder assents to and is bound by the terms, provisions and conditions of the Liquidity Note Agreement, including the provisions thereof (i) setting forth the obligation of the Holder of this Liquidity Note to fund Draws as and when properly requested pursuant to Article II thereof, and (ii) specifying that this Liquidity Note is secured only by certain assets of the Issuer and is payable only from certain collections in respect thereof that are available for such purpose in accordance with the priority of payments set forth in Sections 8.02(d) and 5.04 of the Indenture.

Subject to the more detailed provisions concerning payments to be made to the Holder of the Liquidity Note set forth in the Liquidity Note Agreement and the Indenture, generally, repayment of Draws previously funded by the Holder of the Liquidity Note, and interest accrued thereon as described below, and fees with respect thereto, will be made on each Distribution Day, to the extent funds are available therefor.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Holder of this Liquidity Note under the Liquidity Note Agreement or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity or other owner of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee, in their capacities as such, have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

By its acceptance of this Liquidity Note, the Holder agrees that it will not, prior to the date which is one year and one day after the termination of the Liquidity Note Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

THIS LIQUIDITY NOTE SHALL BE CONSTRUED IN ACCOR-DANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Issuer has caused this Liquidity Note to be duly executed.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-3, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Name: Title:

Dated:  September ___, 2006

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Liquidity Note designated above and referred to in the within-mentioned Liquidity Note Agreement.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-3, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Name: Title:

Dated:  September ___, 2006

EXHIBIT B

FORM OF LIQUIDITY NOTE DRAW REQUEST

The National Collegiate Student Loan Trust 2006-3
[___________________________]
[___________________________]
[___________________________]

[___________________________]
[___________________________]
[___________________________]
Attn:
Facsimile:

Re:	The National Collegiate Student Loan Trust 2006-3 Liquidity Note Draw Request

Ladies and Gentlemen:

This notice confirms the Issuer’s request for a draw on the Liquidity Note pursuant to Section 2.1 or Section 2.5 of the Liquidity Note Agreement in the principal amount of $_____. Please advance the requested drawn amount as set forth in Section 2.3 of the Liquidity Note Agreement.

Please acknowledge receipt of this notice by executing below and returning to the above-listed address.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

ACKNOWLEDGED:

UBS AG

By:
Name:
Title:

SCHEDULE 1

Required Reserve Amounts

Distribution Date	Amount	Distribution Date	Amount
February 2007	$354,380,000	March 2009	$90,840,000
March 2007	$344,030,000	April 2009	$83,630,000
April 2007	$332,960,000	May 2009	$80,390,000
May 2007	$322,290,000	June 2009	$74,770,000
June 2007	$309,960,000	July 2009	$69,800,000
July 2007	$297,510,000	August 2009	$65,850,000
August 2007	$285,240,000	September 2009	$62,200,000
September 2007	$273,690,000	October 2009	$57,940,000
October 2007	$261,860,000	November 2009	$53,700,000
November 2007	$250,560,000	December 2009	$50,150,000
December 2007	$239,810,000	January 2010	$44,420,000
January 2008	$227,800,000	February 2010	$40,200,000
February 2008	$215,440,000	March 2010	$38,050,000
March 2008	$201,940,000	April 2010	$35,740,000
April 2008	$191,840,000	May 2010	$34,550,000
May 2008	$182,740,000	June 2010	$31,950,000
June 2008	$172,920,000	July 2010	$27,720,000
July 2008	$163,800,000	August 2010	$24,200,000
August 2008	$154,060,000	September 2010	$21,410,000
September 2008	$143,800,000	October 2010	$18,850,000
October 2008	$134,500,000	November 2010	$16,740,000
November 2008	$124,120,000	December 2010	$15,970,000
December 2008	$113,060,000	January 2011	$15,380,000
January 2009	$106,890,000	February 2011	$11,700,000
February 2009	$ 98,630,000	March 2011 and thereafter	$ 9,200,000